Exhibit 99.1

NewMarket Corporation Announces Exchange Offer for its 7 1/8% Senior Notes due 2016

Richmond, Va., April 11, 2007 — NewMarket Corporation (NYSE:NEU) announced today that it commenced an exchange offer for all of its outstanding 7 1/8% Senior Notes due 2016. NewMarket is offering to exchange up to $150,000,000 aggregate principal amount of its 7 1/8% Senior Notes due 2016, which have been registered under the Securities Act of 1933, as amended, for a like principal amount of its original unregistered 7 1/8% Senior Notes due 2016. The terms of the exchange securities are substantially identical to the terms of the original securities for which they are being exchanged, except that the transfer restrictions and the registration rights, applicable to the original securities, are not applicable to the exchange securities.

NewMarket will accept for exchange any and all original securities validly tendered prior to 5:00 p.m., New York City time, on the date the exchange offer expires, which will be May 15, 2007, unless NewMarket extends the exchange offer.

This press release is not an offer to exchange or a solicitation of acceptance of the offer to exchange. The exchange offer is made only pursuant to NewMarket’s prospectus, dated April 6, 2007, which has been filed with the Securities and Exchange Commission as part of NewMarket’s Registration Statement on Form S-4, and the related letter of transmittal. The Registration Statement was declared effective by the Securities and Exchange Commission on April 10, 2007.

Copies of the prospectus and transmittal materials governing the exchange offer may be obtained from the Exchange Agent, Wells Fargo Bank, N.A., at the following address:

Wells Fargo Bank, N.A.

Attention: Corporate Trust Services

Sixth & Marquette; N9303-120

Minneapolis, MN 55479

Fax: (612) 667-6282

NewMarket Corporation through its subsidiaries, Afton Chemical Corporation and Ethyl Corporation, develops, manufactures, blends, and delivers chemical additives that enhance the performance of petroleum products. From custom-formulated chemical blends to market-general additive components, the NewMarket family of companies provides the world with the technology to make fuels burn cleaner, engines run smoother and machines last longer.

Safe Harbor Statement

Some of the information contained in this press release constitutes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Although NewMarket’s management believes its expectations are based on reasonable assumptions within the bounds of its knowledge of its business and operations, there can be no assurance that actual results will not differ materially from expectations.

Factors that could cause actual results to differ materially from expectations include, but are not limited to: timing of sales orders; gain or loss of significant customers; competition from other manufacturers; resolution of environmental liabilities; changes in the demand for our products; significant changes in new product introduction; increases in product cost; the impact of fluctuations in foreign exchange rates on reported results of operations; changes in various markets; geopolitical risks in certain of the countries in which we conduct business; the impact of consolidation of the petroleum additives industry; and other factors detailed from time to time in the reports that NewMarket files with the Securities and Exchange Commission, including the risk factors in Item 1A, “Risk Factors” of our 2006 Annual Report on Form 10-K, which is available to shareholders upon request.

You should keep in mind that any forward-looking statement made by NewMarket in the foregoing discussion speaks only as of the date on which such forward-looking statement is made. New risks and uncertainties come up from time to time, and it is impossible for us to predict these events or how they may affect the company. We have no duty to, and do not intend to, update or revise the forward-looking statements in this discussion after the date hereof, except as may be required by law. In light of these risks and uncertainties, you should keep in mind that the events described in any forward-looking statement made in this discussion, or elsewhere, might not occur.

FOR INVESTOR INFORMATION CONTACT:

David A. Fiorenza

Investor Relations

Phone: 804.788.5555

Fax: 804.788.5688

Email: investorrelations@newmarket.com